UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 30, 2006

Cano Petroleum, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(I.R.S. Employer Identification No.)

The Oil & Gas Commerce Building
801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On June 30, 2006, Cano Petroleum, Inc. (“Cano”), its subsidiaries, Union Bank of California, N.A, (“Union Bank”) as Administrative Agent/Issuing Lender and Natexis Banques Populaires entered into Amendment No. 4 to the Credit Agreement dated November 29, 2005, as previously amended (the “Credit Agreement”), by and among Cano, the lenders party thereto from time to time and Union Bank, as Administrative Agent and Issuing Lender (“Amendment to the Credit Agreement”).

The Amendment to the Credit Agreement shortens the maturity date from November 28, 2009 to November 28, 2008 and provides that the proceeds from the Credit Agreement shall be used for (i) the development of oil and gas properties, (ii) for working capital purposes and (iii) general corporate purposes with the lenders having the right (a) to pre-approve any capital expenditures and (b) with any expenditures for general corporate purposes or working capital purposes being limited to $10 million. The Amendment to the Credit Agreement permits the lenders to change the current floor for the Pantwist, LLC hedges from $60 per Bbl and $7.60 per Mcf.

Subject to certain restrictions, the Amendment to the Credit Agreement permits the issuance of convertible notes and equity with an optional redetermination of the borrowing base upon such issuance. The first such issuance must provide proceeds of at least $45 million (unless a lesser amount is approved by the lenders in which case the first two such issuances must provide aggregate proceeds of at least $45 million) and less than $60 million and are used (i) first to repay the debt owed under the Subordinated Credit Agreement dated as of November 29, 2005, as amended (the “Subordinated Credit Agreement”), (ii) second to permit Cano to keep $2.5 million and (iii) third to prepay amounts due under the Credit Agreement. So long as Cano is not in default under the Credit Agreement, Cano may make interest payments on any convertible notes and dividend payments on any preferred equity securities.

In the Amendment to the Credit Agreement, the Leverage Ratio replaces the Debt Coverage Ratio and is as follows:  (i) for each fiscal quarter ending on or after March 31, 2007, the ratio of (a) consolidated Debt (as defined in the Credit Agreement) of Cano for the quarter to (b) the consolidated EBITDA (as defined in the Credit Agreement) of Cano for the four fiscal quarter period then ended must not be greater than 5.00 to 1.00 (if the debt under the Subordinated Credit Agreement has been paid in full, then the definition of “consolidated Debt” shall not include the amount of preferred equity securities that is otherwise included in the definition of Debt); and (ii) if convertible notes have been issued and the debt under the Subordinated Credit Agreement has been paid in full, (a) for the fiscal quarter ending on March 31, 2007, the ratio of i) consolidated Debt of Cano for the quarter to ii) the consolidated EBITDA of Cano for the four fiscal quarter period then ended must not be greater than 7.50 to 1.00, (b) for the quarter ending June 30, 2007, the ratio of i) consolidated Debt of Cano for the quarter to ii) the consolidated EBITDA of Cano for the four fiscal quarter period then ended must not be greater than 7.00 to 1.00, and (c) for the fiscal quarters ending on or after September 30, 2007,  the ratio of i) consolidated Debt of Cano for the quarter to ii) the consolidated EBITDA of Cano for the four fiscal quarter period then ended must not be greater than 5.00 to 1.00 (for the purposes of this ratio, “consolidated Debt” shall not include the amount of preferred equity securities that is otherwise included in the definition of Debt).

In the Amendment to the Credit Agreement, the Interest Coverage Ratio changed as follows:  (i) for the quarter ending June 30, 2006, the ratio of consolidated EBITDA of Cano for the quarter period multiplied by four to the consolidated Interest Expense of Cano for the quarter period multiplied by four must be at least 1.25 to 1.00; (ii) for the quarter ending September 30, 2006, the ratio of consolidated EBITDA of Cano for the two quarter period multiplied by two to the consolidated Interest Expense of Cano for the two quarter period multiplied by two must be at least 1.25 to 1.00; (iii) for the quarter ending December 31, 2006, the ratio of consolidated EBITDA of Cano for the three quarter period multiplied by 4/3 to the consolidated Interest Expense of Cano for the three quarter period multiplied by 4/3 must be at least 1.25 to 1.00; (iv) for the quarter ending March 31, 2007, the ratio of consolidated EBITDA of Cano for the four quarter period to the consolidated Interest Expense of Cano for the four quarter period must be at least 1.50 to 1.00; and (v) for any quarter ending on or after June 30, 2007, the ratio of consolidated EBITDA of Cano for the four fiscal quarters then ended to the consolidated Interest Expense of Cano for the four fiscal quarters then ended must be at least 2.00 to 1.00.

The Amendment to the Credit Agreement is attached hereto as Exhibit 10.1.

Amendment to Subordinated Credit Agreement

On June 30, 2006, Cano, its subsidiaries, the lenders and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent (the “Administrative Agent”) entered into the Third Amendment to Subordinated Credit Agreement, by and among Cano, the lenders party thereto from time to time and the Administrative Agent (“Amendment to the Subordinated Credit Agreement”).

The Amendment to the Subordinated Credit Agreement modifies the interest rate such that the interest rate is 6.5% unless (i) an event of default occurs, in which case the interest rate is 9.5% or (ii) if the Leverage Ratio is greater than 4.00 to 1.00, in which case the interest rate is 8.0% with such amount increasing by 0.25% per quarter in which the Leverage Ratio is greater than 4.00 to 1.00 up to a maximum interest rate of 9.5%. The Amendment to the Subordinated Credit Agreement also changes the maturity date to the earlier of November 28, 2009 or one year after the maturity date of the Credit Agreement. If Cano issues any convertible notes or, with certain exceptions, equity securities, Cano shall prepay the amounts outstanding under the Subordinated Credit Agreement.

In the Amendment to the Subordinated Credit Agreement, the Leverage Ratio replaces the Debt Coverage Ratio and must be as follows: for any quarter ending on or after March 31, 2007, the ratio of consolidated Debt (as defined in the Subordinated Credit Agreement) for the quarter to the consolidated EBITDA (as defined in the Subordinated Credit Agreement) for the four fiscal quarter period then ended must not be greater than 5.00 to 1.00.

In the Amendment to the Subordinated Credit Agreement, the Interest Coverage Ratio changed as follows:  (i) for the quarter ending June 30, 2006, the ratio of consolidated EBITDA of Cano for the quarter period multiplied by four to the consolidated Interest Expense of Cano for the quarter period multiplied by four must be at least 1.25 to 1.00; (ii) for the quarter ending September 30, 2006, the ratio of consolidated EBITDA of Cano for the two quarter period multiplied by two to the consolidated Interest Expense of Cano for the two quarter period multiplied by two must be at least 1.25 to 1.00; (iii) for the quarter ending December 31, 2006, the ratio of consolidated EBITDA of Cano for the three quarter period multiplied by 4/3 to the consolidated Interest Expense of Cano for the three quarter period multiplied by 4/3 must be at least 1.25 to 1.00; (iv) for the quarter ending March 31, 2007, the ratio of consolidated EBITDA of Cano for the four quarter period to the consolidated Interest Expense of Cano for the four quarter period must be at least 1.50 to 1.00; and (v) for any quarter ending on or after June 30, 2007, the ratio of consolidated EBITDA of Cano for the four fiscal quarters then ended to the consolidated Interest Expense of Cano for the four fiscal quarters then ended must be at least 2.00 to 1.00.

The Amendment to the Subordinated Credit Agreement is attached hereto as Exhibit 10.2.

Item 2.03                                             Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 “Entry into a Material Definitive Agreement — Amendment to Credit Agreement” and “Entry into a Material Definitive Agreement — Amendment to Subordinated Credit Agreement.”

Item 3.03               Material Modification to Rights of Security Holders

See Item 1.01 “Entry into a Material Definitive Agreement — Amendment to Credit Agreement” and “Entry into a Material Definitive Agreement — Amendment to Subordinated Credit Agreement” regarding the leverage ratio and interest coverage ratio.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

10.1                           Amendment No. 4 to Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.,O. Production Company, Ltd., Union Bank of California, N.A. and Natexis Banques Populaires dated June 30, 2006.

10.2                           Third Amendment to Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.,O. Production Company, Ltd., Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio and UnionBanCal Equities, Inc. dated June 30, 2006.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: July 7, 2006

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 4 to Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.,O. Production Company, Ltd., Union Bank of California, N.A. and Natexis Banques Populaires dated June 30, 2006.

10.2

Third Amendment to Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.,O. Production Company, Ltd., Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio and UnionBanCal Equities, Inc. dated June 30, 2006.